Investor Presentation November 3, 2022

Forward-Looking Statements Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding anticipated financial performance and financial position, including our financial outlook for the full year 2022 and thereafter, and other statements that are not historical facts. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: our inability to sustain our rapid growth; failure to manage our infrastructure to support our future growth; our risk management efforts not being effective to prevent fraudulent activities; inability to attract new customers or convert trial customers into paying customers; inability to introduce new features or services successfully or to enhance our solutions; declines in customer renewals or failure to convince customers to broaden their use of solutions; inability to achieve or sustain profitability; failure to adapt and respond effectively to rapidly changing technology, evolving industry standards and regulations and changing business needs, requirements or preferences; real or perceived errors, failures or bugs in our solutions; intense competition; lack of success in establishing, growing or maintaining strategic partnerships; fluctuations in quarterly operating results; future acquisitions and investments diverting management’s attention and difficulties associated with integrating such acquired businesses; general economic conditions (including inflation and rising interest rates), both domestically and internationally, as well as economic conditions affecting industries in which our customers operate; the war in Ukraine; concentration of revenue in our InvoiceCloud and SimplePractice solutions; COVID-19 pandemic and its impact on our employees, customers, partners, clients and other key stakeholders; legal and regulatory risks; and technology and intellectual property-related risks, among others. Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, as updated by our future filings with the Securities and Exchange Commission (“SEC”). Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to publicly update or revise any such forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Customers Expect Seamless Digital Experiences Growing customer affinity for digital experiences Rapid adoption of modern technologies Continuing shift to electronic payments

Scheduling Appointments Online Paying Bills Electronically Receiving Paperless Invoices They Want Convenience & Ease of Interactions

Yet Industries Are Saddled with Manual Processes Pen & paper Error-prone Resource-intensive

OUR MISSION: Simplify Customer & Client Engagement Every time someone says, it shouldn’t be this hard, they are right. “ ”

16.8% Q3’22 Adjusted EBITDA Margin2 37.5M Q3’22 Transactions Processed 119% 2021 Dollar-Based Net Retention Rate 78.5% Q3’22 Adjusted Gross Margin2 Unless noted, figures shown are based on Q3’22. 1 Annualized Revenue is an approximation of total revenue for the full year based on the current quarter revenue multiplied by 4. We use Annualized Revenue as a performance metric. It should be viewed independently of revenue and is not intended to be combined with it. 2 For a reconciliation of GAAP to Non-GAAP metrics, refer to the Appendix. Strong Financial Performance High growth, margins, retention, visibility $78.8M Q3’22 Total Revenue 97,800 Q3’22 Number of Customers 42% Annualized YoY Revenue Growth1  + Q3’21 Annualized Revenue ($,M)1 Q3’22

Unlocking a Significant Opportunity Enterprise: $18B Health & Wellness SMB: $10B We serve verticals with legacy systems and processes that result in inefficiencies and low digital adoption: Under-penetrated Resilient Non-cyclical Source: Bureau of Labor Statistics; Aite Group. SMB TAM is derived by taking the total number of health and wellness practitioners addressed by our SimplePractice solution using data from the Bureau of Labor Statistics and multiplying by the total spend opportunity per customer based on the current prevailing market price; Enterprise TAM is derived by taking the total number of bills per year in the United States, as estimated by Aite Group, and multiplying by our average revenue per transaction. Government • Utilities • Financial Services Giving • Healthcare $28B TAM In Underserved Markets

Streamlining Patient Care with SimplePractice End-to-end digital practice management solution for small- & medium-sized health and wellness businesses 1 Annualized Revenue is an approximation of total revenue for the full year based on the current quarter revenue multiplied by 4. We use Annualized Revenue as a performance metric. It should be viewed independently of revenue and is not intended to be combined with it. $171.7M Q3’22 Annualized  SMB Revenue1 52%  Q3’22 YoY SMB Revenue Growth SMB Financials 94,500 Q3’22 SMB Customers $31.2M  Q3’22 SMB Revenue from Subscriptions Simplifies customer-facing and back-office workstreams Connects patients to practitioners Enables practitioners to expand their business Claim Filing Paperless Intakes AutoPay Treatment Planning Notes Credit Card Processing Calendar Sync Online Booking Appointment Reminders Secure Messaging Client Portal Telehealth CLIENT COMMUNICATION SCHEDULING BILLING DOCUMENTATION

Growth and Expansion Vertical Expertise Deep expertise informs feature specialization across health & wellness verticals and drives product leadership Efficient Go-to-Market Strategy Word-of-mouth referrals & targeted digital marketing drive free trials with strong conversion Partnering with Our Practitioners SimplePractice enables practitioners to expand their business and add practitioners Attracting New Customers and Developing Existing Relationships Winning new customers Adding SimplePractice seats with growing practices Processing additional payment transactions

Enterprise Financials Enables seamless digital customer billing & communication through modern payment & commerce technology Integrates with biller platforms and customer information systems Improves cash flow & reduces operating costs True SaaS, omnichannel customer engagement solutions for utilities, government, financial services, healthcare & giving Accelerating Customer Engagement $143.5M Q3’22 Annualized  Enterprise Revenue1 31%  Q3’22 YoY Enterprise Revenue Growth 3,300 Q3’22 Enterprise Customers $32.6M  Q3’22 Enterprise Transaction and Usage-Based Revenue 1 Annualized Revenue is an approximation of total revenue for the full year based on the current quarter revenue multiplied by 4. We use Annualized Revenue as a performance metric. It should be viewed independently of revenue and is not intended to be combined with it. Digital customer engagement

Growth and Acceleration Vertical Specialization Breadth of payments expertise and vertically tailored solutions drive product leadership Strategic Alliances Alliances generate leads and accelerate implementation of our solutions Driving Digital Adoption for Billers Enterprise solutions accelerate revenue collection and drive operational efficiencies Fueling New Customer Growth and Driving Digital Adoption Winning new customers Processing additional payment transactions

“It’s simple to use, has amazing customer service, and keeps everything you need all in one place.” Dr. Reina Olivera, DrOT, OTR/L South Florida "We saw an immediate impact in our online engagement with patients paying bills online.” Christina Holmes, Director of Finance City of Escondido “DonorDrive has exceeded our expectations and been there every step of the way. You just don’t see this type of customer service and product personalization anymore.” Patrick Shields, Director of Business Services Utah Cancer Specialists “Giving our customers the choice, convenience, and simplicity that comes with making payments online has really helped us to improve the overall relationship we have with our customers.” David Hovey, Director of Fundraising Initiatives The Lesbian, Gay, Bisexual and Transgender Community Center Our Customers’ Success is Our Success Customer Reviews

Our Winning Playbook Superior Talent Recruiting, retaining, and developing great people Vertical Expertise Leveraging our deep market expertise Customer Focus Putting our customers at the center of our decision-making Product Leadership Delivering the best products as measured by adoption & retention Efficient Go-to-Market Tailoring our strategies to our solutions and end-markets Strong Organic Growth with Positive Adjusted EBITDA

Driving Profitable Growth Build new products and features  15.2%  R&D Investment1 (of 2021 Revenue) Expand into new market segments 6 Core Verticals (since inception) Win new customers 22,600 Net New Customers (2021) Grow with existing customers 119% Dollar-Based  Net Retention Rate (2021) Pursue select strategic acquisitions 6 Acquisitions (since 2015) 1 R&D Investment is calculated as Non-GAAP research and development expenses divided by revenue plus the fair value adjustment of acquired deferred revenue. For a reconciliation of GAAP to Non-GAAP metrics, refer to the Appendix.

Creating Shareholder Value 16 Recession Resistant Model Sticky Customer Relationships Product Leadership Across Verticals Winning Playbook Driven by Strong Leaders Compelling Market & Runway Durable Growth & Profitability

Financial Overview

Q3’22 Financial Results Strong Momentum Driven By New & Existing Customers $61.9M Q3’22 Adjusted Gross Profit2 97,800 Q3’22 Number of Customers 37.5M Q3’22 Transactions Processed 42% Q3’22 YoY Revenue Growth $315.2M Q3’22 Annualized Revenue1 Unless noted, figures shown are based on Q3’22. 1 Annualized Revenue is an approximation of total revenue for the full year based on the current quarter revenue multiplied by 4. We use Annualized Revenue as a performance metric. It should be viewed independently of revenue and is not intended to be combined with it.. 2 For a reconciliation of GAAP to Non GAAP metrics, refer to the Appendix. “We remain focused on delivering strong revenue growth with balanced profitability, and are pleased with the continued momentum, stability, and durability we experienced in both segments of our business. SMB delivered revenue growth of 52% year over year driven by high demand for our solution in mental health and continued traction in new verticals. Enterprise achieved robust revenue growth of 31% as we implemented our solutions with new billers in utilities, insurance, and tax, and continued to drive higher digital adoption rates with existing customers. Robert P. Bennett CHIEF EXECUTIVE OFFICER Cassandra Hudson CHIEF FINANCIAL OFFICER “The third quarter of 2022 marked our first full year as a public company. Customer demand and appreciation for our solutions resulted in our ability to consistently beat and raise revenue and Adjusted EBITDA guidance each quarter since our IPO. Our third quarter results are a testament to our customers’ success using our solutions, our business model, and the huge need for our offerings in the ongoing quest to digitize business and consumer engagement in legacy industries.” $13.2M Q3’22 Adjusted EBITDA2

Significant Growth of Customers & Transactions Number of Customers (in thousands) Transactions Processed (in millions) Q3’21 Q4’21 Q1’22    Q2’22    Q3’22 Q3’21 Q4’21 Q1’22 Q2’22 Q3’22 +31% +26%

Strong Revenue Growth SMB Revenue ($, M) Enterprise Revenue ($, M) Q3’21 Q4’21 Q1’22 Q2’22 Q3’22 Q3’21 Q4’21 Q1’22 Q2’22 Q3’22 +31% +52%

Revenue Breakdown by Type and Segment SMB Enterprise Q3’22 in $M Q3’21 in $M Q1’21 in $M YoY Growth in % Q3’22 in $M Q3’21 in $M Q1’21 in $M YoY Growth in % Transaction and usage-based $ 11.3 $ 8.6 32% $ 32.6 $ 25.0 31% Subscription $ 31.2 $ 19.3 62% $ 2.3 $ 1.9 17% Other $ 0.4 $ 0.3 17% $ 1.0 $ 0.4 173% Total Revenue $ 42.9 $ 28.2 52% $ 35.9 $ 27.3 31% Q3’22 Revenue 1 Tables may not foot due to rounding.

Q3’22 Expenses 1 Tables may not foot due to rounding. For a reconciliation of GAAP to Non-GAAP metrics, refer to the Appendix. Q3’22 $, M Q3’22 % of Revenue Adjusted Gross Profit $ 61.9 78.5% Non-GAAP Sales & Marketing $ 25.0 31.8% Non-GAAP Research & Development $ 12.3 15.6% Non-GAAP General & Administrative $ 12.2 15.4% Adjusted EBITDA $ 13.2 16.8%

2022 Outlook $300.5M—$302.0M Revenue FY’22 $46.5M—$47.5M Adjusted EBITDA1 1 A reconciliation of Adjusted EBITDA guidance to net income (loss) on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to interest (income) expense, net, benefit from income taxes, depreciation, amortization of intangible assets, transaction-related expenses, the fair value adjustment of acquired deferred revenue, stock-based compensation, and restructuring charges all of which are adjustments to Adjusted EBITDA With the information available as of November 3, 2022, we are providing the above guidance for the full year of 2022, based on current market conditions and expectations. This guidance is subject to various important cautionary factors referenced in the “Forward-Looking Statements” section on slide 2. As of November 3, 2022

Appendix

This presentation includes certain performance metrics and financial measures not based on GAAP, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses, as well as key business metrics, including total Number of Customers and total Transactions Processed. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP and should not be considered as an alternative to net income (loss), gross profit, and operating expenses or any other performance measure derived in accordance with GAAP. We define Adjusted EBITDA as net income (loss) excluding interest (income) expense, net; benefit from income taxes; depreciation; and amortization of intangible assets, as further adjusted for transaction-related expenses, the fair value adjustment of acquired deferred revenue, stock/equity-based compensation, and restructuring charges. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue plus the fair value adjustment of acquired deferred revenue. We define Adjusted Gross Profit as gross profit as adjusted for the fair value adjustment of acquired deferred revenue, amortization of intangible assets, stock/equity-based compensation, and transaction-related expenses. We define Adjusted Gross Margin as Adjusted Gross Profit divided by revenue plus the fair value adjustment of acquired deferred revenue. We define Non-GAAP Operating Expenses as GAAP operating expenses excluding stock/equity-based compensation and transaction-related expenses. We define Non-GAAP Operating Expenses as a percentage of revenue as Non-GAAP Operating Expenses divided by revenue plus the fair value adjustment of acquired deferred revenue.  We define Number of Customers as individuals or entities with whom we directly contract to use our solutions.  We define Transactions Processed as the number of accepted payment transactions, such as credit card and debit card transactions, automated clearing house (“ACH”) payments, emerging electronic payments, other communication, text messaging and interactive voice response transactions, and other payment transaction types, which are facilitated through our platform during a given period. We believe Transactions Processed is a key business metric for investors because it directly correlates with transaction and usage-based revenue. We use Transactions Processed to evaluate changes in transaction and usage-based revenue over time. We calculate our dollar-based net retention rate at the end of a given period by using (a) the revenue from all customers during the twelve months ending one year prior to such period as the denominator and (b) the revenue from all remaining customers during the twelve months ending as of the end of such period minus the revenue from all customers who are new customers during those twelve months as the numerator. We define new customers as customers with whom we have generated less than twelve months of revenue. Acquired businesses are reflected in our dollar-based net retention rate beginning one year following the date of acquisition.  We caution investors that amounts presented in accordance with our definitions of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses may not be comparable to similar measures disclosed by our competitors because not all companies and analysts calculate these non-GAAP financial measures in the same manner. We present these non-GAAP financial measures because we consider these metrics to be important supplemental measures of our performance and believe they are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations. Non-GAAP financial measures assist management in assessing operating performance by removing the impact of items not directly resulting from our core operations, to present operating results on a consistent basis. Management uses these non-GAAP financial measures for planning purposes, including the preparation of our internal annual operating budget and financial projections; to evaluate the performance and effectiveness of our operational strategies; and to evaluate our capacity to expand our business. These non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as an alternative to, or a substitute for net income, gross profit, and operating expenses or other financial statement data presented in accordance with GAAP in our consolidated financial statements. Non-GAAP Financial Measures

Adjusted EBITDA Reconciliation     Three Months Ended September 30,   Nine Months Ended September 30,     2022   2021   2022   2021     (in thousands, except percentages) Net income (loss)   $ 6,770   $ (8,292)   $ 15,708   $ (8,018) Net income (loss) margin   8.6%   (14.9)%   7.1%   (5.2)% Adjustments:                 Benefit from income taxes   (1,057)   (671)   (2,900)   (623) Interest (income) expense, net   (1,005)   3,486   (1,127)   8,086 Amortization of intangible assets   3,900   3,901   11,700   11,701 Depreciation   816   933   2,289   1,919 Fair value adjustment of acquired deferred revenue   —   28   —   122 Stock/equity-based compensation   3,798   6,603   10,112   7,163 Restructuring charges   —   (330)   —   (241) Transaction-related expense   —   3,014   (38)   4,246 Adjusted EBITDA   $ 13,222   $ 8,672   $ 35,744   $ 24,355 Adjusted EBITDA Margin   16.8%   15.6%   16.2%   15.7%

Adjusted Gross Profit Reconciliation     Three Months Ended September 30,   Nine Months Ended September 30,     2022   2021   2022   2021     (in thousands, except percentages) Gross profit   $ 59,951   $ 41,256   $ 167,333   $ 114,929 Gross margin   76.1%   74.3%   76.1%   74.3% Adjustments:                 Fair value adjustment of acquired deferred revenue   —   28   —   122 Amortization of intangible assets   1,537   1,539   4,613   4,615 Stock/equity-based compensation   397   152   660   160 Transaction-related expense   —   29   —   81 Adjusted Gross Profit   $ 61,885   $ 43,004   $ 172,606   $ 119,907 Adjusted Gross Margin   78.5%   77.5%   78.5%   77.5%

Non-GAAP Operating Expenses Reconciliation     Three Months Ended September 30,   Nine Months Ended September 30,     2022   2021   2022   2021     (in thousands, except percentages) General and administrative expenses   $ 13,986    $              15,287     $              42,270     $              31,990  General and administrative as a percentage of revenue   17.7%   27.5%   19.2%   20.7% Less:                 Stock/equity-based compensation                    (1,832)                    (5,738)                    (6,528)                    (6,192) Transaction-related expense   —   (1,212)   38   (2,163) Non-GAAP general and administrative expenses   $ 12,154   $ 8,337   $ 35,780   $ 23,635 Non-GAAP general and administrative as a percentage of revenue   15.4%   15.0%   16.3%   15.3%                   Selling and marketing expenses    $              25,906     $              19,096     $              72,262     $              51,224  Selling and marketing as a percentage of revenue   32.9%   34.4%   32.8%   33.1% Less:                 Stock/equity-based compensation                       (869)                       (506)                    (1,829)                       (569) Transaction-related expense   —   (603)   —   (603) Non-GAAP selling and marketing expenses   $ 25,037   $ 17,987   $ 70,433   $ 50,052 Non-GAAP selling and marketing as a percentage of revenue   31.8%   32.4%   32.0%   32.3%                   Research and development expenses    $              12,978     $               9,132    $ 34,011    $              23,947  Research and development as a percentage of revenue   16.5%   16.5%   15.5%   15.5% Less:                 Stock/equity-based compensation                       (700)                       (207)   (1,095)                       (242) Transaction-related expense   —   (13)   —   (30) Non-GAAP research and development expenses   $ 12,278   $ 8,912   $ 32,916   $ 23,675 Non-GAAP research and development as a percentage of revenue   15.6%   16.1%   15.0%   15.3%